                             [ARTHUR ANDERSEN LOGO]


                                                     --------------------
                                                     Arthur Andersen LLP

July 9, 1999                                         ---------------------
                                                     Suite 1500
                                                     RiverPark Tower
Mr. Doug Finley                                      333 West San Carlos Street
Chief Financial Officer                              San Jose, CA 95110-2710
Keynote Systems, Inc.                                408 998 2112
Two West Fifth Avenue
San Mateo, California 94402



Dear Mr. Finley:

This is to confirm that the client-auditor relationship between Keynote Systems, Inc. and Arthur Andersen LLP has ceased.


Yours very truly,


ARTHUR ANDERSEN LLP
/s/ Arthur Andersen LLP

By /s/ Stuart M. Huizinga
   ---------------------------
   Stuart M. Huizinga

Cc: SEC Office of the Chief Accountant

                             [ARTHUR ANDERSEN LOGO]


                                                     --------------------
                                                     Arthur Andersen LLP

July 9, 1999                                         ---------------------
                                                     Suite 1500
                                                     RiverPark Tower
Office of the Chief Accountant                       333 West San Carlos Street
Securities and Exchange Commission                   San Jose, CA 95110-2710
450 Fifth Street, N.W.                               408 998 2112
Washington, D.C. 20549



Dear Sir/Madam:

We have read the second paragraph of the "Experts" section included in the Form S-1 dated July 9, 1999 of Keynote Systems, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Yours very truly,


ARTHUR ANDERSEN LLP
/s/ Arthur Andersen LLP

By /s/ Stuart M. Huizinga
   ---------------------------
   Stuart M. Huizinga

Cc: Mr. Doug Finley, CFO, Keynote Systems, Inc.